UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2023, the Board of Directors notified Peter R. Buchler, the Executive Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary, of Orion Group Holdings, Inc. (the “Company”), that it would not renew his Employment Agreement with the Company, dated January 1, 2015, as amended, which expires on September 30, 2023.  With the consent and approval of the Board, Mr. Buchler will retire from the Company effective upon the later of January 1, 2024, or thirty days after the first day of employment of a new General Counsel (the "Retention Date"), in lieu of immediately resigning for Good Reason under his employment agreement.

Consistent with the terms of his employment agreement, as superseded by the attached letter agreement, dated July 31, 2023. Mr. Buchler will receive severance benefits (including salary continuation and certain other severance payments and allowances) for twelve months following the Retention Date and it has been mutually agreed that (i) although no longer considered a Named Executive Officer of the Company, he will remain eligible to earn a 2023 bonus under the NEO Bonus Plan, (ii) all outstanding restricted stock awards and performance stock awards will continue to vest through the first anniversary of the Retention Date, (iii) all outstanding stock options will continue to be exercisable through the earlier of the 10th anniversary of award or the first anniversary of the Retention Date, and (iv) the Restricted Period under his employment agreement will  end on the first anniversary of the Retention Date.

Item 9.01	Financial Statements and Exhibits.

The Exhibits to this Current Report are listed in the Exhibit Index, which appears at the end of, and is incorporated by reference into, this Current Report.

Exhibit Index

Exhibit No.	Description
10.1†	Letter Agreement, dated July 31, 2023, by and between Peter R. Buchler and Orion Group Holdings, Inc.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION GROUP HOLDINGS, INC.

By: /s/ Travis J. Boone

Travis J. Boone

President & CEO

Date: August 4, 2023